Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
8.	SUBSEQUENT EVENTS
Issuance of Common Stock
On April 3, 2023, the Company entered into an agreement with Acorn Management Partners, LLC for professional relations services, pursuant to which the Company agreed to issue 43,000 restricted shares of common stock on April 6, 2023 and an additional $45,000 worth of restricted shares of common stock, with the number of shares of the Company to be determined by dividing the $45,000 by the closing price in six months and again nine months after the execution date of the contract unless the contract is terminated.
On April 6, 2023, the Company entered into an agreement with Outside the Box Capital Inc. for media services, pursuant to which we agreed to issue $50,000 worth of restricted shares of common stock on April 11, 2023, the effective date of the agreement. Based on the closing price of common stock on April 11, 2023, 13,021 restricted shares of common stock were issued. An additional $50,000 worth of restricted shares of common stock will be issued on June 11, 2023 if the agreement is not terminated.
On April 16, 2023, the Company issued 18,000 restricted shares of common stock to FON Consulting, an assignee of FORCE Family Office, LLC, for investor services through July 16, 2023.
On April 27, 2023, the Company sold 2,555,500 shares of the Company’s common stock at a price of $2.25 per share in an underwritten public offering. ThinkEquity LLC (“ThinkEquity”) served as underwriter of the offering. The aggregate net proceeds of the offering were approximately $5.1 million, after deducting underwriting discounts and expenses. The shares of common stock were offered, issued and sold to the public pursuant to the Registration Statement on Form S-1, as amended from time to time (File No. 333-269606). The Company intends to use the net proceeds from the offering to fund the ongoing clinical trials of THIO, pre-clinical development of second-generation of telomere targeting compounds, and other research and development activities, as well as for working capital and other general corporate purposes. Concurrently with the closing of the public offering, the Company also issued warrants to purchase an aggregate of up to 127,775 shares of its common stock to ThinkEquity or its designees, at an exercise price of $2.8125 per share (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on October 24, 2023, and expire on April 24, 2028, pursuant to the terms and conditions of the Representative’s Warrants.

12.	SUBSEQUENT EVENTS
Issuance of Common Stock
On January 16, 2023, we issued 18,000 shares of common stock for investor relations services from January 16, 2023 through July 16, 2023. Per the agreement an additional 18,000 shares of common stock will be issued on April 16, 2023 if their services are still in place per the contract.
On March 8, 2023, we entered into an agreement with The Money Channel NYC Inc. for media services, pursuant to which we agreed to issue 22,500 shares of common stock on March 8, 2023 and an additional 22,500 shares of common stock every ninety days after the execution date of the contract until termination of the agreement. The term of the agreement extends for 180 days, and renews automatically until we provide written notice prior to the end of the term.
Issuance of Options
From January 1 to March 20, 2023 we issued 638,710 options at a weighted exercise price of $4.10 to employees and consultants.